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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                               November 29, 1999




                                  PACIFICORP

            (Exact name of registrant as specified in its charter)

    State of Oregon                 1-5152                     93-0246090
(State of Incorporation)          (Commission               (I.R.S. Employer
                                   File No.)               Identification No.)



825 N.E. Multnomah, Suite 2000, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

              Registrant's telephone number, including area code:
                                (503) 813-5000
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Item 1.  CHANGES IN CONTROL OF REGISTRANT

         On November 29, 1999, PacifiCorp and Scottish Power PLC
("ScottishPower") completed their proposed merger under which PacifiCorp became an indirect subsidiary of ScottishPower. PacifiCorp will continue to operate under its current name, and its headquarters will remain in Portland, Oregon.

         Each share of common stock of PacifiCorp issued and outstanding immediately prior to the merger was converted tax-free into a right to receive
0.58 American Depositary Shares (each ADS represents four ordinary shares) or
2.32 ordinary shares of ScottishPower. Cash will be paid in lieu of fractional shares.

         As of November 30, 1999, former PacifiCorp Chairman and CEO Keith McKennon joined the ScottishPower Board as a non-executive Deputy Chairman and Nolan Karras and Robert Miller, previously PacifiCorp non-executive directors, also joined the ScottishPower Board as non-executive directors. Richard O'Brien continues as Chief Operating Officer of PacifiCorp and is now President.

         A copy of the press release issued by ScottishPower and PacifiCorp on November 30, 1999 with respect to effectiveness of the merger is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 1, 1999, the Audit Committee of ScottishPower dismissed Deloitte & Touche LLP as the Company's independent accountants effective immediately following the merger. Deloitte & Touche's reports on the Company's financial statements for the last two years did not contain an adverse opinion or a disclaimer of opinion and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's last two fiscal years and during the current year, through November 29, 1999, there have not been any disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Company does not believe there is any additional information regarding Deloitte & Touche required to be reported pursuant to Item 304 of Regulation S-K.

         The Company has requested that Deloitte & Touche furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as
Exhibit 16 to this Form 8-K.

         Effective November 29, 1999, ScottishPower appointed its current auditors, PricewaterhouseCoopers LLP, as the Company's independent accountants for the current fiscal year ending March 31, 2000. During the Company's last two fiscal years and during the current year, through November 29, 1999, the Company had not consulted with PricewaterhouseCoopers LLP on the application of accounting principles to a specified transaction or on the type of audit opinion that might be rendered on the Company's financial statements.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              2. Amended and Restated Agreement and Plan of Merger, dated as of December 6, 1998, as amended as of January 29, 1999 and February 9, 1999, and amended and restated as of February 23, 1999, by and among New Scottish Power PLC, Scottish Power plc, NA General Partnership and PacifiCorp. (Incorporated by reference to Exhibit (2)b, Form 10-K for the fiscal year ended December 31, 1998, File No. 1-5152).

              16. Letter from Deloitte & Touche LLP re change in certifying accountant.

              99. Press Release issued by ScottishPower and PacifiCorp November 30, 1999.

Item 8.  CHANGE IN FISCAL YEAR

         Effective November 30, 1999, the Company changed its fiscal year end from December 31 to March 31, which is ScottishPower's fiscal year end. A report on Form 10-Q, covering the three-month transition period ending March 31, 1999, will be filed with the Securities and Exchange Commission in accordance with its rules and regulations.


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PACIFICORP
                                        (Registrant)



                                        By: ROBERT R. DALLEY
                                            __________________________________
                                            Robert R. Dalley
                                            Controller
                                            (Chief Accounting Officer)


Date:  December 6, 1999
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                               INDEX TO EXHIBITS
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EXHIBIT                           DESCRIPTION                             PAGE
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     2         Amended and Restated Agreement and Plan of Merger,
               dated as of December 6, 1998, as amended as of January 29, 1999 and February 9, 1999, and amended and restated as of February 23, 1999, by and among New Scottish Power PLC, Scottish Power plc, NA
               General Partnership and PacifiCorp. (Incorporated by reference to Exhibit (2)b, Form 10-K for the fiscal year ended December 31, 1998, File
               No. 1-5152).

     16 Letter from Deloitte & Touche LLP re change in certifying accountant.

     99        Press Release issued by ScottishPower and PacifiCorp
               November 30, 1999.
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